Exhibit 10.28

[***] – CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN EXCLUDED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SIXTH AMENDMENT TO COMPREHENSIVE BEVERAGE AGREEMENT

This Sixth Amendment to Comprehensive Beverage Agreement (this “Amendment”) is entered into on September 9, 2019, by and between The Coca-Cola Company, a Delaware corporation (“Company”), Coca-Cola Refreshments USA, LLC, a Delaware limited liability company f/k/a Coca-Cola Refreshments USA, Inc. and a wholly owned subsidiary of Company (“CCR”), and Coca-Cola Consolidated, Inc., a Delaware corporation f/k/a Coca-Cola Bottling Co. Consolidated (“Bottler”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the CBA (as hereinafter defined).
RECITALS
WHEREAS, Company, CCR and Bottler are parties to that certain Comprehensive Beverage Agreement Form EPB First-Line and Sub-Bottling (as amended hereby and from time to time hereafter, the “CBA”), having an effective date of March 31, 2017, as amended April 28, 2017, October 2, 2017, December 26, 2017, April 30, 2018 and August 20, 2018; and
WHEREAS, Company, CCR and Bottler now wish to amend the CBA as set forth herein.
NOW, THEREFORE, in consideration of these promises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Company, CCR and Bottler hereby amend the CBA by deleting Schedules 3.2, 3.2.1-A, 3.2.1-B, 3.2.1-C, 3.2.1-D, 3.2.1-E, 3.2.1-F, 3.2.1-G, 3.2.1-H, 3.2.1-I, 3.2.1-J, 3.2.1-K, 3.2.1-L, 3.2.1-M and 3.2.2 to the CBA in their entirety and replacing them with the Schedules attached hereto as Attachment A.
2.Company, CCR and Bottler hereby agree that this Amendment shall govern the calculation of Sub-Bottling Payments due pursuant to the CBA commencing with the second fiscal quarter of 2019.
3.Other than as expressly amended by this Amendment, the CBA will continue in effect in accordance with its terms.
4.This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to principles of conflict of laws.
5.This Amendment may be signed in counterparts, which together shall constitute one agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized representatives as of the date first written above.

THE COCA-COLA COMPANY

By:	/s/ James L. Dinkins
Name:	James L. Dinkins
Title:	President, Coca-Cola North America
COCA-COLA REFRESHMENTS USA, LLC

By:	/s/ James L. Dinkins
Name:	James L. Dinkins
Title:	Authorized Signatory
COCA-COLA CONSOLIDATED, INC.

By:	/s/ E. Beauregarde Fisher III
Name:	E. Beauregarde Fisher III
Title:	Executive Vice President, General Counsel and Secretary

Signature Page to Amendment to Comprehensive Beverage Agreement

ATTACHMENT A
SCHEDULE 3.2
Sub-Bottling Payments
Bottler will pay to CCR on a quarterly basis a “Sub-Bottling Payment,” based upon sales in the Sub-Bottling Territory by Bottler of (i) Covered Beverages and post-mix, syrups and concentrates packaged in bag in the box (BIB) that are identified by the primary Trademark that also identifies a Covered Beverage, (ii) Related Products, and as applicable, (iii) products identified by trademarks owned by or licensed to [***], its successors or assigns [***] that are Permitted Beverage Products under this Agreement, (iv) products identified by trademarks owned by or licensed to [***], its successors or assigns, that are Permitted Beverage Products under this Agreement; and (v) post-mix, syrups and concentrates, whether packaged in bag in the box (BIB) or in cartridge format, that are identified by the primary Trademark that also identifies a Permitted Beverage Product if such products are sold in that portion of the Sub-Bottling Territory where Bottler distributes such Permitted Beverage Product in Beverage form as of the Effective Date (the “Sub-Bottling Payment Products”); provided that for any portion of the Sub-Bottling Territory in which Bottler had, prior to [***], acquired the right to distribute [***] under its [***] Agreement dated as of [***], Bottler’s sales of [***] in such portion of the Sub-Bottling Territory will not be counted in calculating the Sub-Bottling Payment. Bottler’s sales of Transferred Covered Beverages will not be counted in calculating the Sub-Bottling Payment.
The amount of the Sub-Bottling Payment for the Sub-Bottling Territory will be calculated for each Bottler fiscal quarter by (i) multiplying Bottler’s Sub-Bottling Gross Profit in the Sub-Bottling Territory for such fiscal quarter by the [***] set forth in Schedule 3.2.1 corresponding to the [***].
Bottler will provide to CCR, within fifteen (15) business days after the end of CCR’s fiscal quarter, such information in the form of Schedule 3.2.2. After delivery of such information, Bottler will cooperate with CCR to provide any supplemental information reasonably requested by CCR to enable CCR to estimate its Sub-Bottling Payment receivables for each CCR fiscal quarter. CCR will treat such information in accordance with the confidentiality provisions of Section 42 of this Agreement.
CCR will calculate and invoice Bottler for the Sub-Bottling Payment within twenty (20) days after the end of each fiscal quarter. The Sub-Bottling Payment will be due and payable by Bottler to CCR within ten (10) days after Bottler’s receipt of such invoice. Payment of the invoice will be made in cash by wire transfer or through such other payment method as agreed in writing by the parties.

Attachment A-1

“Bottler’s Sub-Bottling Gross Profit” means, for all Sub-Bottling Payment Products sold in the Sub-Bottling Territory by Bottler, [***]
To avoid confusion the equation expressed in the immediately preceding paragraph is:
Bottler’s Sub-Bottling Gross Profit = [***]
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Attachment A-2

SCHEDULE 3.2.1
Sub-Bottling Payment Schedule

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Attachment A-3

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Attachment A-4

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Attachment A-5

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Attachment A-6

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Attachment A-7

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Attachment A-8

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Attachment A-9

SCHEDULE 3.2.2
Form of Sub-Bottling Payment Information to be Provided by Bottler to CCR
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Description
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Attachment A-10

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Attachment A-11